The Universal Institutional Funds, Inc. Statement of Additional Information Supplement

January 11, 2006

The Universal Institutional Funds, Inc.

Supplement dated January 11, 2006 to The Universal Institutional Funds, Inc. Statement of Additional Information dated April 29, 2005 of:

With respect to the U.S. Mid Cap Value Portfolio, the following information is hereby added in the section of the Statement of Additional Information titled “Management of the Fund—Portfolio Managers—Portfolio Manager Compensation Structure—U.S. Mid Cap Value Portfolio:”

Other Accounts Managed by the Portfolio Manager. As of December 31, 2005, Thomas R. Copper managed three mutual funds with a total of approximately $1.2 billion in assets; no pooled investment vehicles other than mutual funds or any other accounts.

Securities Ownership of Portfolio Manager. As of December 31, 2005, Thomas R. Copper did not own any securities in the Portfolio. However, he has made investments in one or more mutual funds managed by the same portfolio management team pursuant to a similar strategy.

Please retain this supplement for future reference.